                                                                    EXHIBIT 10.3

                           THIRD AMENDMENT TO LEASE
                           ------------------------

This Third Amendment to Lease ("Amendment") to made as of August 31, 1998, by and between RICHARD Y. CHAO, as Trustee of HSI-HSIUNG AND HSU HWA CHAO TRUST I, hereinafter referred to as "Lessor," and WATSON PHARMACEUTICALS, INC., a Nevada corporation, successor in interest to Watson Laboratories, Inc., hereinafter referred to as "Lessee."

                                  Recitals:
                                  --------

       A. Lessor and Lessee have previously entered into a certain Lease dated December 23, 1985, as amended by an Addendum, an Addendum dated August 11, 1992, and Second Amendment to Lessee dated August 8, 1995 (the "Lease"), providing for the lease of that certain improved real property, hereinafter referred to as the "Premises," in the City of Corona, County of Riverside, State of California, commonly known as 100 Business Center Drive, Corona, California, consisting of building containing approximately 30,108 gross square, feet.

       B. Lessor and Lessee wish to extend the term of the Lease for an additional one year period, upon the terms and conditions set forth hereinafter.

                                  Agreement:
                                  ---------

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lessor and Lessee agree as follows:

       1.   Paragraph 3.1 of the Lease is hereby replaced with the following:
            "The term of this Lease shall be for sixteen (16) years commencing on January 1, 1986 and ending on December 31, 2001, unless sooner terminated pursuant to any provision hereof."
       2. Lessee hereby consents to Lessor's disposition of the Premises (subject to Lessee's rights under the Lease) to Dr. Allen Chao, Richard Chao, Agnes Kung and Phylis Hsia, each to have upon such disposition an equal undivided interest in the Premises. Lessor agrees that, upon such disposition, Richard Chao shall hold powers of attorney on behalf of Dr. Allen Chao, Agnes Kung and Phylis Hsia granting Richard Chao the authority (with the power to legally bind the above interest holders in the Premises) over all matters related to the Premises and the Lease, such power of attorney to be acknowledged and agreed to by each of Dr. Allen Chao, Agnes Kung and Phylis Hsia.
       3.   Except as modified hereby, the Lease remains in full force and effect.
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     IN WITNESS WHEREOF, Lessor and Lessee have executed this Third Amendment as of the date first above written.


LESSOR:                                LESSEE:
RICHARD Y. CHAO, AS TRUSTEE OF HSI-    WATSON PHARMACEUTICALS, INC.
HSIUNG AND HSU-HWA CHAO TRUST I        a Nevada corporation
                                       successor in interest to Watson
                                       Laboratories, Inc.

By:  /s/ RICHARD Y. CHAO               By:
Richard Y. Chao, Trustee               _______________________________
                                       Its:
                                       _______________________________
Dated:                                 Dated:
______________________________         _______________________________
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                                   ADDENDUM

THIS ADDENDUM IS ATTACHED TO AND MADE A PART OF THE LEASE AGREEMENT DATED DECEMBER 23RD, 1985, BY AND BETWEEN HSI-HSIUNG & HSU-HWA CHAO TRUST I, AS LESSOR, AND WATSON LABORATORIES, INC., AS LESSEE.

48.  RENT SCHEDULE:

     The monthly rental beginning January 1, 1986 to December 31, 1987 is composed of a BASE RENT of $13,026.00 plus a LEASHOLD IMPROVEMENT RENT OF $6,456.00 for a total monthly rental of $19,482.00. (The LEASEHOLD IMPROVEMENT RENT shall remain fixed for the duration of the Lease Term).

     The BASE RENT shall be increased every TWO (2) Years beginning on January 1, 1988 in proportion to the increase in the INDEX* which has occurred between the first month of the last increase and the month in which the rent is to be further increased or by FIVE PERCENT (5%), which ever is greater. (INDEX* = United States Department of Labor, Bureau of Labor Statistics, Consumer Price Index for Urban Wage Earners and Clerical Workers. All items for the Los Angeles-Riverside County Statistical Area on the basis of 1967 = 100).

49. During the term of this Lease Agreement, should Lessor decide to sell the premises leased by Lessee located at 100 Business Center Drive, Corona, California 91720, Lessor hereby grants Lessee the Right of First Refusal to Purchase the said property.

50. This Agreement shall extend to and be binding upon the heirs, administrator, successors, and assignees of the Lessor and Lessee.



CONSENTED TO AND AGREED BY:              CONSENTED TO AND AGREED BY:

WATSON LABORATORIES, INC.                HSI-HSIUNG & HSU-HWA CHAO TRUST I
132 A BUSINESS CENTER DRIVE              #5 NINOS CORONA, CALIFORNIA  91720
IRVINE, CALIFORNIA  92714



/s/ ALLEN Y. CHAO                        /s/ RICHARD Y. CHAO
-----------------                        -------------------
ALLEN Y. CHAO - PRESIDENT                RICHARD Y. CHAO - TRUSTEE